Exhibit 99.1

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

FINANCIAL SERVICES BUSINESSES

FIRST QUARTER 2009

Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business. All financial information in this document is unaudited.

May 6, 2009

i

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2009

ii

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2009

This Quarterly Financial Supplement reflects the following for all periods presented herein:

Effective January 1, 2009, the company adopted the following accounting pronouncements:

FSP APB 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement).” This guidance requires bifurcation of certain convertible debt instruments, including those issued by the company in 2006 and 2007, into a debt component and an equity component. The retroactive implementation of this guidance, as required by FASB, resulted in increases in interest expense within Corporate and Other results, for all historical periods presented. The adoption of this guidance also resulted in decreases in reported short-term debt of the Financial Services Businesses, with corresponding increases in additional paid-in capital, for all historical periods presented.

SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements” - This guidance changes the accounting for minority interests, which have been recharacterized as noncontrolling interests and classified as a component of equity. The income or loss attributable to noncontrolling interest is now captured as a separate line on the GAAP income statement. These changes have been made for all historical periods presented. This change does not impact adjusted operating income.

FSP EITF 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities” - This guidance requires unvested share-based payment awards that contain nonforfeitable rights to dividends to be included as participating securities in the computation of earnings per share pursuant to the two-class method. This guidance has been applied to all historical periods presented.

iii

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2009

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		% Change		2008				2009
2009	2008			1Q	2Q	3Q	4Q	1Q

			Financial Services Businesses:
			Pre-tax adjusted operating income (loss) by division:
175	358	-51%	U.S. Retirement Solutions and Investment Management Division	358	485	(182)	(975)	175
133	186	-28%	U.S. Individual Life and Group Insurance Division	186	183	339	78	133
435	439	-1%	International Insurance and Investments Division	439	479	497	(13)	435
(166)	(51)	-225%	Corporate and other operations	(51)	(20)	(38)	(288)	(166)

577	932	-38%	Total pre-tax adjusted operating income (loss)	932	1,127	616	(1,198)	577
141	240	-41%	Income taxes, applicable to adjusted operating income	240	282	186	(304)	141

436	692	-37%	Financial Services Businesses after-tax adjusted operating income (loss)	692	845	430	(894)	436

			Reconciling items:
(666)	(678)	2%	Realized investment losses, net, and related charges and adjustments	(678)	(486)	(547)	(511)	(666)
145	(262)	155%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(262)	(123)	(534)	(815)	145
(45)	200	-123%	Change in experience-rated contractholder liabilities due to asset value changes	200	94	388	481	(45)
(32)	(67)	52%	Divested businesses	(67)	10	(219)	(230)	(32)
3	(36)	108%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(36)	(32)	213	509	3

(595)	(843)	29%	Total reconciling items, before income taxes	(843)	(537)	(699)	(566)	(595)
(148)	(199)	26%	Income taxes, not applicable to adjusted operating income	(199)	(245)	(280)	(160)	(148)

(447)	(644)	31%	Total reconciling items, after income taxes	(644)	(292)	(419)	(406)	(447)

(11)	48	-123%	Income (loss) from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	48	553	11	(1,300)	(11)
5	19	-74%	Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	19	16	(134)	(384)	5

(6)	67		Income (loss) from continuing operations attributable to Prudential Financial, Inc.	67	569	(123)	(1,684)	(6)
(11)	24		Earnings attributable to noncontrolling interests	24	8	5	(1)	(11)

(17)	91	-119%	Income (loss) from continuing operations (after-tax) of Financial Services Businesses	91	577	(118)	(1,685)	(17)
1	1	0%	Income (loss) from discontinued operations, net of taxes	1	(3)	5	28	1

(16)	92	-117%	Net income (loss) of Financial Services Businesses	92	574	(113)	(1,657)	(16)
(11)	24		Less: Income (loss) attributable to noncontrolling interests	24	8	5	(1)	(11)

(5)	68		Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	68	566	(118)	(1,656)	(5)

8.89%	12.35%		Operating Return on Average Equity (based on adjusted operating income)	12.35%	15.32%	8.02%	-16.89%	8.89%

			Reconciliation to Consolidated Net Income Attributable to Prudential Financial, Inc:
(5)	68		Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc. (above)	68	566	(118)	(1,656)	(5)
19	(8)		Net income (loss) of Closed Block Business attributable to Prudential Financial, Inc.	(8)	15	(58)	74	19

14	60		Consolidated net income (loss) attributable to Prudential Financial, Inc.	60	581	(176)	(1,582)	14

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2009

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		% Change		2008				2009
2009	2008			1Q	2Q	3Q	4Q	1Q

			Earnings per share of Common Stock (diluted) (1)(2):
1.05	1.57		Financial Services Businesses after-tax adjusted operating income (loss)	1.57	1.96	1.02	(2.08)	1.05

			Reconciling items:
(1.57)	(1.52)		Realized investment losses, net, and related charges and adjustments	(1.52)	(1.11)	(1.28)	(1.21)	(1.57)
0.34	(0.59)		Investment gains (losses) on trading account assets supporting insurance liabilities, net	(0.59)	(0.28)	(1.25)	(1.93)	0.34
(0.11)	0.45		Change in experience-rated contractholder liabilities due to asset value changes	0.45	0.22	0.91	1.14	(0.11)
(0.08)	(0.15)		Divested businesses	(0.15)	0.02	(0.51)	(0.55)	(0.08)
0.01	0.01		Difference in earnings allocated to participating unvested share-based payment awards	0.01	0.00	0.00	0.00	0.01

(1.41)	(1.80)		Total reconciling items, before income taxes	(1.80)	(1.15)	(2.13)	(2.55)	(1.41)
(0.37)	(0.41)		Income taxes, not applicable to adjusted operating income	(0.41)	(0.52)	(0.84)	(0.68)	(0.37)

(1.04)	(1.39)		Total reconciling items, after income taxes	(1.39)	(0.63)	(1.29)	(1.87)	(1.04)

0.01	0.18		Income (loss) from continuing operations (after-tax) of Financial Services Businesses attributable to Prudential Financial, Inc.	0.18	1.33	(0.27)	(3.95)	0.01
0.00	0.00		Income (loss) from discontinued operations, net of taxes	0.00	(0.01)	0.02	0.06	0.00

0.01	0.18		Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	0.18	1.32	(0.25)	(3.89)	0.01

422.1	442.1		Weighted average number of outstanding Common shares (basic)	442.1	431.9	423.8	421.3	422.1

423.2	446.9		Weighted average number of outstanding Common shares (diluted)	446.9	436.5	428.0	423.0	423.2

11	12		Direct equity adjustments for earnings per share calculation	12	14	10	19	11

			Earnings allocated to participating unvested share-based payment awards for earnings per share calculation (2)
4	4		Financial Services Businesses after-tax adjusted operating income	4	5	3	1	4
0	0		Income from continuing operations (after-tax) of Financial Services Businesses	0	4	0	1	0

(1)	Diluted share count used in the diluted earnings per share calculation for GAAP measures is equal to weighted average basic common shares for the three months ended September 30, 2008 and for the three months ended December 31, 2008 as all potential common shares are anti-dilutive due to the loss from continuing operations available to holders of Common Stock after direct equity adjustment. Diluted share count used in the diluted earnings per share calculation for non-GAAP measures is equal to weighted average basic common shares for the three months ended December 31, 2008 as all potential common shares are anti-dilutive due to the adjusted operating loss available to holders of Common Stock after direct equity adjustment.
(2)	Under new guidance effective January 1, 2009, U.S. GAAP requires unvested share-based payment awards that contain nonforfeitable rights to dividends to be included as participating securities in the computation of earnings per share pursuant to the two-class method. Under this method, earnings of the Financial Services Businesses are allocated between Common Stock and the participating awards, as if the awards were a second class of stock.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2009

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2008				2009
2009	2008		1Q	2Q	3Q	4Q	1Q

		Financial Services Businesses Capitalization Data (1):
		Senior Debt:
		Short-term debt	13,713	12,895	13,744	10,092	6,651
		Long-term debt	13,302	13,856	14,602	17,022	17,394
		Junior Subordinated Long-Term Debt	—	1,398	1,518	1,518	1,518

		Attributed Equity:
		Including accumulated other comprehensive income	21,532	20,541	18,780	14,292	14,349
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	22,547	22,321	21,553	19,899	20,337
		Excluding total accumulated other comprehensive income	22,005	21,772	21,343	19,529	20,238

		Total Capitalization:
		Including accumulated other comprehensive income	34,834	35,795	34,900	32,832	33,261
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	35,849	37,575	37,673	38,439	39,249
		Excluding total accumulated other comprehensive income	35,307	37,026	37,463	38,069	39,150

		Book value per share of Common Stock:
		Including accumulated other comprehensive income	48.56	47.67	43.92	33.69	33.83
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	50.85	51.80	50.40	46.91	47.95
		Excluding total accumulated other comprehensive income	49.63	50.53	49.91	46.04	47.72
		Number of diluted shares at end of period	443.4	430.9	427.6	424.2	424.1
		Common Stock Price Range (based on closing price):
25.11	91.36	High	91.36	82.21	86.25	64.80	25.11
11.29	67.36	Low	67.36	59.74	56.07	13.73	11.29
19.02	78.25	Close	78.25	59.74	72.00	30.26	19.02

		Common Stock market capitalization (1)	34,230	25,465	30,362	12,749	8,042

(1)	As of end of period.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2009

OPERATIONS HIGHLIGHTS

Year-to-date			2008				2009
2009	2008		1Q	2Q	3Q	4Q	1Q

		Assets Under Management and Administration ($ billions) (1) (2):
		Assets Under Management :
		Managed by U.S. Retirement Solutions and Investment Management Division:
		Asset Management Segment - Investment Management & Advisory Services
		Institutional customers	174.2	179.3	170.9	161.2	152.7
		Retail customers	81.8	84.6	75.4	61.6	61.3
		General account	177.9	175.0	175.2	172.6	172.3

		Total Investment Management and Advisory Services	433.9	438.9	421.5	395.4	386.3
		Non-proprietary assets under management	111.5	115.3	97.6	80.5	75.1

		Total managed by U.S. Retirement Solutions and Investment Management Division	545.4	554.2	519.1	475.9	461.4
		Managed by U.S. Individual Life and Group Insurance Division	14.7	14.3	13.3	12.4	11.9
		Managed by International Insurance and Investments Division:	71.0	69.4	69.9	69.9	68.4

		Total assets under management	631.1	637.9	602.3	558.2	541.7
		Client assets under administration	129.4	125.0	112.1	101.1	98.8

		Total assets under management and administration	760.5	762.9	714.4	659.3	640.5

		Assets managed or administered for customers outside of the United States at end of period	120.3	120.0	115.6	112.6	110.4
		Distribution Representatives (1):
		Prudential Agents	2,436	2,446	2,482	2,360	2,389
		International Life Planners	6,138	6,179	6,267	6,365	6,397
		Gibraltar Life Advisors	6,035	5,899	6,057	6,330	6,170

41	50	Prudential Agent productivity ($ thousands)	50	58	55	70	41

(1)	As of end of period.
(2)	At fair market value.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2009

COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year-to-date		% Change		2008				2009
2009	2008			1Q	2Q	3Q	4Q	1Q

			Revenues (1):
3,261	3,102	5%	Premiums	3,102	2,961	2,798	2,997	3,261
734	824	-11%	Policy charges and fee income	824	809	709	781	734
2,064	2,111	-2%	Net investment income	2,111	2,145	2,076	2,100	2,064
1,949	887	120%	Asset management fees, commissions and other income	887	945	776	14	1,949

8,008	6,924	16%	Total revenues	6,924	6,860	6,359	5,892	8,008

			Benefits and Expenses (1):
3,464	3,082	12%	Insurance and annuity benefits	3,082	2,944	3,040	3,472	3,464
1,086	806	35%	Interest credited to policyholders’ account balances	806	803	853	881	1,086
247	298	-17%	Interest expense	298	248	287	303	247
(578)	(588)	2%	Deferral of acquisition costs	(588)	(588)	(559)	(567)	(578)
1,205	338	257%	Amortization of acquisition costs	338	315	238	512	1,205
2,007	2,056	-2%	General and administrative expenses	2,056	2,011	1,884	2,489	2,007

7,431	5,992	24%	Total benefits and expenses	5,992	5,733	5,743	7,090	7,431

577	932	-38%	Adjusted operating income (loss) before income taxes	932	1,127	616	(1,198)	577

			Reconciling items:
(710)	(665)	-7%	Realized investment losses, net, and related adjustments	(665)	(527)	(564)	(511)	(710)
44	(13)	438%	Related charges	(13)	41	17	—	44

(666)	(678)	2%	Total realized investment losses, net, and related charges and adjustments	(678)	(486)	(547)	(511)	(666)

145	(262)	155%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(262)	(123)	(534)	(815)	145
(45)	200	-123%	Change in experience-rated contractholder liabilities due to asset value changes	200	94	388	481	(45)
(32)	(67)	52%	Divested businesses	(67)	10	(219)	(230)	(32)
3	(36)	108%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(36)	(32)	213	509	3

(595)	(843)	29%	Total reconciling items, before income taxes	(843)	(537)	(699)	(566)	(595)

(18)	89	-120%	Income (loss) from continuing operations before income taxes and equity in earnings of operating joint ventures	89	590	(83)	(1,764)	(18)
(7)	41	-117%	Income tax expense (benefit)	41	37	(94)	(464)	(7)

(11)	48	-123%	Income (loss) from continuing operations before equity in earnings of operating joint ventures	48	553	11	(1,300)	(11)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2009

COMBINED BALANCE SHEETS - FINANCIAL SERVICES BUSINESSES

(in millions)

	3/31/2008	6/30/2008	9/30/2008	12/31/2008	3/31/2009

Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $117,893; $116,193; $118,111; $125,753; $123,589)	117,914	114,541	114,626	119,153	116,094
Fixed maturities, held to maturity, at amortized cost (fair value $3,741; $3,490; $3,410; $3,832; $4,629)	3,735	3,572	3,481	3,808	4,661
Trading account assets supporting insurance liabilities, at fair value	14,644	14,624	14,392	13,875	13,973
Other trading account assets, at fair value	2,684	2,984	3,240	4,216	4,445
Equity securities, available for sale, at fair value (cost $4,786; $4,686; $4,634; $4,273; $3,893)	4,551	4,567	4,258	3,665	3,425
Commercial mortgage and other loans	23,444	23,837	24,173	24,366	24,069
Policy loans	4,147	4,207	3,822	4,280	4,230
Securities purchased under agreements to resell	178	184	171	480	—
Other long-term investments	5,266	5,683	5,255	5,383	4,247
Short-term investments	4,176	5,601	6,621	4,092	3,458

Total investments	180,739	179,800	180,039	183,318	178,602
Cash and cash equivalents	8,133	8,762	9,907	13,054	12,748
Accrued investment income	1,540	1,531	1,551	1,603	1,610
Deferred policy acquisition costs	11,924	12,203	12,472	13,127	12,223
Deferred income taxes, net	—	—	—	(533)	(462)
Other assets	22,332	24,982	24,446	21,962	18,452
Separate account assets	181,902	179,323	165,148	147,095	139,638

Total assets	406,570	406,601	393,563	379,626	362,811

Liabilities:
Future policy benefits	63,536	62,449	62,027	70,221	67,417
Policyholders’ account balances	84,949	86,337	90,871	93,991	95,033
Securities sold under agreements to repurchase	3,727	4,307	4,209	4,288	3,743
Cash collateral for loaned securities	2,761	2,808	2,231	2,684	1,966
Income taxes	3,602	2,819	1,315	364	773
Senior short-term debt	13,713	12,895	13,744	10,092	6,651
Senior long-term debt	13,302	13,856	14,602	17,022	17,394
Junior subordinated long-term debt	—	1,398	1,518	1,518	1,518
Other liabilities	17,205	19,575	18,817	17,708	13,753
Separate account liabilities	181,902	179,323	165,148	147,095	139,638

Total liabilities	384,697	385,767	374,482	364,983	347,886

Attributed Equity:
Accumulated other comprehensive loss	(473)	(1,231)	(2,563)	(5,237)	(5,889)
Other attributed equity	22,005	21,772	21,343	19,529	20,238

Total attributed equity	21,532	20,541	18,780	14,292	14,349

Noncontrolling Interest	341	293	301	351	576

Total Equity	21,873	20,834	19,081	14,643	14,925

Total liabilities and equity	406,570	406,601	393,563	379,626	362,811

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2009

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Three Months Ended March 31, 2009
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1) :
Premiums	3,261	175	1,190	1,899	(3)
Policy charges and fee income	734	249	393	99	(7)
Net investment income	2,064	1,146	353	534	31
Asset management fees, commissions and other income	1,949	1,793	77	110	(31)

Total revenues	8,008	3,363	2,013	2,642	(10)

Benefits and Expenses (1):
Insurance and annuity benefits	3,464	642	1,276	1,501	45
Interest credited to policyholders’ account balances	1,086	895	119	119	(47)
Interest expense	247	25	51	1	170
Deferral of acquisition costs	(578)	(149)	(125)	(309)	5
Amortization of acquisition costs	1,205	878	136	202	(11)
General and administrative expenses	2,007	897	423	693	(6)

Total benefits and expenses	7,431	3,188	1,880	2,207	156

Adjusted operating income (loss) before income taxes	577	175	133	435	(166)

	Three Months Ended March 31, 2008
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	3,102	219	1,115	1,772	(4)
Policy charges and fee income	824	347	391	87	(1)
Net investment income	2,111	1,125	343	462	181
Asset management fees, commissions and other income	887	697	88	180	(78)

Total revenues	6,924	2,388	1,937	2,501	98

Benefits and Expenses (1):
Insurance and annuity benefits	3,082	463	1,184	1,413	22
Interest credited to policyholders’ account balances	806	635	114	100	(43)
Interest expense	298	66	52	2	178
Deferral of acquisition costs	(588)	(192)	(117)	(294)	15
Amortization of acquisition costs	338	73	115	160	(10)
General and administrative expenses	2,056	985	403	681	(13)

Total benefits and expenses	5,992	2,030	1,751	2,062	149

Adjusted operating income (loss) before income taxes	932	358	186	439	(51)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2009

FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS - BY DIVISION

(in millions)

	As of March 31, 2009
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	178,602	84,981	23,667	63,704	6,250
Deferred policy acquisition costs	12,223	1,889	4,619	5,864	(149)
Other assets	32,348	9,136	2,993	9,712	10,507
Separate account assets	139,638	108,233	32,425	274	(1,294)

Total assets	362,811	204,239	63,704	79,554	15,314

Liabilities:
Future policy benefits	67,417	16,884	8,444	41,651	438
Policyholders’ account balances	95,033	62,616	13,883	20,976	(2,442)
Debt	25,563	2,812	5,446	602	16,703
Other liabilities	20,235	6,603	1,721	9,536	2,375
Separate account liabilities	139,638	108,233	32,425	274	(1,294)

Total liabilities	347,886	197,148	61,919	73,039	15,780

Attributed Equity:
Accumulated other comprehensive loss	(5,889)	(2,646)	(1,528)	(821)	(894)
Other attributed equity	20,238	9,204	3,313	7,299	422

Total attributed equity	14,349	6,558	1,785	6,478	(472)

Noncontrolling Interest	576	533	—	37	6

Total Equity	14,925	7,091	1,785	6,515	(466)

Total liabilities and equity	362,811	204,239	63,704	79,554	15,314

	As of December 31, 2008
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	183,318	87,244	23,560	65,891	6,623
Deferred policy acquisition costs	13,127	2,683	4,573	6,051	(180)
Other assets	36,086	9,924	3,028	12,866	10,268
Separate account assets	147,095	115,791	32,277	270	(1,243)

Total assets	379,626	215,642	63,438	85,078	15,468

Liabilities:
Future policy benefits	70,221	18,251	8,213	43,317	440
Policyholders’ account balances	93,991	62,285	13,527	21,674	(3,495)
Debt	28,632	4,137	5,448	620	18,427
Other liabilities	25,044	8,039	1,904	12,912	2,189
Separate account liabilities	147,095	115,791	32,277	270	(1,243)

Total liabilities	364,983	208,503	61,369	78,793	16,318

Attributed Equity:
Accumulated other comprehensive loss	(5,237)	(2,422)	(1,278)	(562)	(975)
Other attributed equity	19,529	9,255	3,347	6,808	119

Total attributed equity	14,292	6,833	2,069	6,246	(856)

Noncontrolling Interest	351	306	—	39	6

Total Equity	14,643	7,139	2,069	6,285	(850)

Total liabilities and equity	379,626	215,642	63,438	85,078	15,468

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2009

SHORT-TERM AND LONG-TERM DEBT

(in millions)

	As of March 31, 2009				As of December 31, 2008
	Senior debt		Junior Subordinated	Total Debt	Senior debt		Junior Subordinated	Total Debt
	Short-term Debt	Long-term Debt	Long-term Debt		Short-term Debt	Long-term Debt	Long-term Debt
Financial Services Businesses
Borrowings by use of proceeds:
Capital Debt	222	6,237	1,518	7,977	925	5,092	1,518	7,535
Investment related	4,423	8,552	—	12,975	6,245	9,792	—	16,037
Securities business related	1,454	1,610	—	3,064	1,806	1,550	—	3,356
Specified other businesses	462	259	—	721	778	264	—	1,042
Limited recourse and non-recourse borrowing	90	736	—	826	338	324	—	662

Total debt - Financial Services Businesses	6,651	17,394	1,518	25,563	10,092	17,022	1,518	28,632

Ratio of long-term and short-term capital debt to capitalization (1)				23.9%				23.3%

Closed Block Business
Investment related	—	—	—	—	443	—	—	443
Limited recourse and non-recourse borrowing	—	1,750	—	1,750	—	1,750	—	1,750

Total debt	—	1,750	—	1,750	443	1,750	—	2,193

	As of March 31, 2009				As of December 31, 2008
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (2)(3)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (2)(3)	Other Affiliates	Total
Financial Services Businesses
Borrowings by sources:
Capital Debt	6,792	976	209	7,977	6,837	462	236	7,535
Investment related	7,253	2,465	3,257	12,975	8,819	3,991	3,227	16,037
Securities business related	520	2,388	156	3,064	694	2,430	232	3,356
Specified other businesses	277	444	—	721	290	752	—	1,042
Limited recourse and non-recourse borrowing	—	—	826	826	—	—	662	662

Total debt - Financial Services Businesses	14,842	6,273	4,448	25,563	16,640	7,635	4,357	28,632

(1)	For the purposes of calculating the ratio of capital debt to capitalization, Junior Subordinated Notes are considered 25% debt and 75% equity.
(2)	Includes Prudential Funding, LLC.
(3)	Capital debt at Prudential Insurance Co. of America includes $441 million of Surplus Notes for March 31, 2009 and $444 million for December 31, 2008.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2009

COMBINED STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

Year-to-date		% Change		2008				2009
2009	2008			1Q	2Q	3Q	4Q	1Q

			Revenues (1):
175	219	-20%	Premiums	219	151	75	209	175
249	347	-28%	Policy charges and fee income	347	353	331	256	249
1,146	1,125	2%	Net investment income	1,125	1,155	1,068	1,101	1,146
1,793	697	157%	Asset management fees, commissions and other income	697	734	517	191	1,793

3,363	2,388	41%	Total revenues	2,388	2,393	1,991	1,757	3,363

			Benefits and Expenses (1):
642	463	39%	Insurance and annuity benefits	463	398	593	814	642
895	635	41%	Interest credited to policyholders’ account balances	635	635	679	707	895
25	66	-62%	Interest expense	66	51	54	54	25
(149)	(192)	22%	Deferral of acquisition costs	(192)	(183)	(166)	(148)	(149)
878	73	1103%	Amortization of acquisition costs	73	84	140	126	878
897	985	-9%	General and administrative expenses	985	923	873	1,179	897

3,188	2,030	57%	Total benefits and expenses	2,030	1,908	2,173	2,732	3,188

175	358	-51%	Adjusted operating income (loss) before income taxes	358	485	(182)	(975)	175

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities.

Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2009

COMBINING STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

	Three Months Ended March 31, 2009
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	175	17	158	—
Policy charges and fee income	249	200	49	—
Net investment income	1,146	274	861	11
Asset management fees, commissions and other income	1,793	1,401	140	252

Total revenues	3,363	1,892	1,208	263

Benefits and Expenses (1):
Insurance and annuity benefits	642	304	338	—
Interest credited to policyholders’ account balances	895	407	488	—
Interest expense	25	4	12	9
Deferral of acquisition costs	(149)	(132)	(14)	(3)
Amortization of acquisition costs	878	862	12	4
General and administrative expenses (2)	897	430	213	254

Total benefits and expenses	3,188	1,875	1,049	264

Adjusted operating income (loss) before income taxes	175	17	159	(1)

	Three Months Ended March 31, 2008
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	219	19	200	—
Policy charges and fee income	347	304	43	—
Net investment income	1,125	161	893	71
Asset management fees, commissions and other income	697	89	131	477

Total revenues	2,388	573	1,267	548

Benefits and Expenses (1):
Insurance and annuity benefits	463	71	392	—
Interest credited to policyholders’ account balances	635	102	533	—
Interest expense	66	14	30	22
Deferral of acquisition costs	(192)	(163)	(25)	(4)
Amortization of acquisition costs	73	63	5	5
General and administrative expenses (2)	985	371	208	406

Total benefits and expenses	2,030	458	1,143	429

Adjusted operating income before income taxes	358	115	124	119

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.
(2)	General and administrative expenses for Individual Annuities include $150 million for the three months ended March 31, 2009 and $30 million for the three months ended March 31, 2008, for the amortization, net of interest, of value of business acquired (VOBA).

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2009

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS, ACCOUNT VALUES AND MINIMUM GUARANTEES

(in millions)

Year-to-date			2008				2009
2009	2008		1Q	2Q	3Q	4Q	1Q

		SALES AND ACCOUNT VALUES:

		Variable Annuities:
60,007	80,330	Beginning total account value	80,330	74,977	74,707	67,968	60,007
2,108	2,829	Sales	2,829	2,740	2,507	2,132	2,108
(1,443)	(2,173)	Surrenders and withdrawals	(2,173)	(2,185)	(1,988)	(1,654)	(1,443)

665	656	Net sales	656	555	519	478	665
(256)	(294)	Benefit payments	(294)	(262)	(259)	(242)	(256)

409	362	Net flows	362	293	260	236	409
(2,269)	(5,409)	Change in market value, interest credited, and other	(5,409)	(246)	(6,712)	(7,986)	(2,269)
(205)	(306)	Policy charges	(306)	(317)	(287)	(211)	(205)

57,942	74,977	Ending total account value	74,977	74,707	67,968	60,007	57,942

		Fixed Annuities:
3,295	3,488	Beginning total account value	3,488	3,440	3,394	3,349	3,295
55	17	Sales	17	24	33	47	55
(77)	(53)	Surrenders and withdrawals	(53)	(61)	(71)	(91)	(77)

(22)	(36)	Net redemptions	(36)	(37)	(38)	(44)	(22)
(43)	(43)	Benefit payments	(43)	(40)	(37)	(40)	(43)

(65)	(79)	Net flows	(79)	(77)	(75)	(84)	(65)
33	32	Interest credited and other	32	31	32	32	33
—	(1)	Policy charges	(1)	—	(2)	(2)	—

3,263	3,440	Ending total account value	3,440	3,394	3,349	3,295	3,263

		SALES BY DISTRIBUTION CHANNEL: (1)

		Variable and Fixed Annuities (2):
465	646	Insurance Agents	646	673	589	540	465
344	323	Wirehouses	323	324	340	264	344
1,353	1,878	Independent Financial Planners (3)	1,878	1,767	1,611	1,375	1,353

2,163	2,846	Total	2,846	2,764	2,540	2,179	2,163

		VARIABLE ANNUITY MINIMUM DEATH BENEFIT GUARANTEES (4):

		Return of net deposits:
		Account value	40,817	41,272	38,285	34,892	34,313
		Net amount at risk	1,631	1,750	3,572	6,462	7,433
		Minimum return, anniversary contract value, or maximum contract value:
		Account value	29,401	28,717	25,469	21,494	20,208
		Net amount at risk	3,823	4,032	6,431	9,640	10,503

		Variable Annuity Account Values with Living Benefit Features (4):
		Guaranteed minimum accumulation benefits	10,933	10,867	10,221	9,891	9,793
		Guaranteed minimum withdrawal benefits	2,006	1,902	1,646	1,326	1,198
		Guaranteed minimum income benefits	6,233	5,958	5,149	4,114	3,750
		Guaranteed minimum withdrawal & income benefits	16,863	18,372	18,153	17,723	18,470

		Total	36,035	37,099	35,169	33,054	33,211

(1)	Production of certain firms have been reclassified between channels for earlier periods to conform to current reporting classification.
(2)	Amounts represent gross sales.
(3)	Including bank distribution.
(4)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2009

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2008				2009
2009	2008		1Q	2Q	3Q	4Q	1Q

		INDIVIDUAL ANNUITIES:

		Account Values in General Account (1):
18,110	8,644	Beginning balance	8,644	12,013	12,282	17,051	18,110
83	73	Premiums and deposits	73	51	70	81	83
(386)	(251)	Surrenders and withdrawals	(251)	(254)	(296)	(433)	(386)

(303)	(178)	Net redemptions	(178)	(203)	(226)	(352)	(303)
(93)	(103)	Benefit payments	(103)	(80)	(87)	(92)	(93)

(396)	(281)	Net flows	(281)	(283)	(313)	(444)	(396)
156	99	Interest credited and other	99	105	121	159	156
338	3,552	Net transfers from separate account	3,552	447	4,963	1,346	338
—	(1)	Policy charges	(1)	—	(2)	(2)	—

18,208	12,013	Ending balance	12,013	12,282	17,051	18,110	18,208

		Account Values in Separate Account:
45,192	75,174	Beginning balance	75,174	66,404	65,819	54,266	45,192
2,080	2,773	Premiums and deposits	2,773	2,713	2,470	2,098	2,080
(1,134)	(1,975)	Surrenders and withdrawals	(1,975)	(1,992)	(1,763)	(1,312)	(1,134)

946	798	Net sales	798	721	707	786	946
(206)	(234)	Benefit payments	(234)	(222)	(209)	(190)	(206)

740	564	Net flows	564	499	498	596	740
(2,392)	(5,476)	Change in market value, interest credited and other	(5,476)	(320)	(6,801)	(8,113)	(2,392)
(338)	(3,552)	Net transfers to general account	(3,552)	(447)	(4,963)	(1,346)	(338)
(205)	(306)	Policy charges	(306)	(317)	(287)	(211)	(205)

42,997	66,404	Ending balance	66,404	65,819	54,266	45,192	42,997

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2009

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - RETIREMENT SEGMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2008				2009
2009	2008		1Q	2Q	3Q	4Q	1Q

		RETIREMENT SEGMENT SALES AND ACCOUNT VALUES

		Full Service:
99,738	112,192	Beginning total account value	112,192	107,060	106,917	100,463	99,738
10,489	4,586	Deposits and sales	4,586	4,530	3,276	6,549	10,489
(4,231)	(3,933)	Withdrawals and benefits	(3,933)	(4,366)	(2,883)	(3,869)	(4,231)
(3,837)	(5,785)	Change in market value, interest credited and interest income	(5,785)	(307)	(6,847)	(12,320)	(3,837)
—	—	Acquisition (1)	—	—	—	8,915	—

102,159	107,060	Ending total account value	107,060	106,917	100,463	99,738	102,159

6,258	653	Net additions	653	164	393	2,680	6,258

		Stable value account values included above	33,279	33,883	34,570	35,346	36,601

		Institutional Investment Products:
50,491	51,591	Beginning total account value	51,591	51,667	51,513	50,041	50,491
627	1,810	Additions (2)	1,810	1,606	1,052	1,270	627
(2,037)	(1,702)	Withdrawals and benefits	(1,702)	(1,944)	(2,114)	(1,632)	(2,037)
(152)	561	Change in market value, interest credited and interest income	561	241	153	1,243	(152)
101	(593)	Other (3)	(593)	(57)	(563)	(431)	101

49,030	51,667	Ending total account value	51,667	51,513	50,041	50,491	49,030

(1,410)	108	Net additions (withdrawals)	108	(338)	(1,062)	(362)	(1,410)

(1)	On October 10, 2008, the company acquired MullinTBG Insurance Agency Services, LLC and related entities.
(2)	Includes $700 million for the three months ended December 31, 2008 representing transfers of externally managed client balances to accounts managed by the company. This addition is offset within the “Other” category as there is no net impact on ending account values for this transfer.
(3)	“Other” activity includes transfers from (to) the Asset Management segment of $(206) million, $115 million, $(20) million and $543 million for the first, second, third and fourth quarters of 2008, respectively. “Other” activity also includes $(700) million for the three months ended December 31, 2008 related to transfers discussed above in note 2. For the three months ended March 31, 2009, Other includes $1,500 million representing collateralized funding agreements issued to the Federal Home Loan Bank of New York (FHLBNY) and $(1,015) million representing terminations of affiliated funding agreements utilizing proceeds from the issuances to FHLBNY. The remainder of “other” activity primarily represents changes in asset balances for externally managed accounts.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2009

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

			Supplementary Revenue Information (in millions):
Year-to-date		%		2008				2009
2009	2008	Change		1Q	2Q	3Q	4Q	1Q

			Analysis of revenues by type:
239	281	-15%	Asset management fees	281	288	289	257	239
(35)	88	-140%	Incentive, transaction, principal investing and commercial mortgage revenues	88	152	(49)	(141)	(35)
59	179	-67%	Service, distribution and other revenues	179	124	105	113	59

263	548	-52%	Total Asset Management segment revenues	548	564	345	229	263

			Analysis of asset management fees by source:
119	133	-11%	Institutional customers	133	136	138	133	119
56	81	-31%	Retail customers	81	85	83	58	56
64	67	-4%	General account	67	67	68	66	64

239	281	-15%	Total asset management fees	281	288	289	257	239

Supplementary Assets Under Management Information (in billions):
	March 31, 2009
	Equity	Fixed Income	Real Estate	Total
Institutional customers	35.2	94.6	22.9	152.7
Retail customers	36.5	23.2	1.6	61.3
General account	2.9	168.6	0.8	172.3

Total	74.6	286.4	25.3	386.3

	March 31, 2008
	Equity	Fixed Income	Real Estate	Total
Institutional customers	52.1	93.3	28.8	174.2
Retail customers	60.2	20.0	1.6	81.8
General account	4.2	172.8	0.9	177.9

Total	116.5	286.1	31.3	433.9

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2009

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT AND ADMINISTRATION INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in billions)

Year-to-date			2008				2009
2009	2008		1Q	2Q	3Q	4Q	1Q

		Institutional Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
128.5	141.7	Beginning assets under management	141.7	140.1	145.8	138.6	128.5
4.9	6.3	Additions	6.3	10.9	6.3	6.1	4.9
(4.6)	(4.3)	Withdrawals	(4.3)	(4.5)	(4.8)	(5.9)	(4.6)
(7.3)	(2.8)	Change in market value	(2.8)	(0.5)	(8.4)	(10.7)	(7.3)
(0.9)	(1.0)	Net money market flows	(1.0)	(0.1)	(0.3)	0.9	(0.9)
—	0.2	Other (1)	0.2	(0.1)	—	(0.5)	—

120.6	140.1	Ending assets under management	140.1	145.8	138.6	128.5	120.6
32.1	34.1	Affiliated institutional assets under management	34.1	33.5	32.3	32.7	32.1

152.7	174.2	Total assets managed for institutional customers at end of period	174.2	179.3	170.9	161.2	152.7

0.3	2.0	Net institutional additions, excluding money market and other activity (1)	2.0	6.4	1.5	0.2	0.3

		Retail Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
33.4	50.9	Beginning assets under management	50.9	48.2	50.7	43.4	33.4
3.5	3.5	Additions	3.5	3.8	4.4	3.4	3.5
(3.3)	(2.5)	Withdrawals	(2.5)	(2.9)	(4.3)	(5.0)	(3.3)
(0.7)	(4.0)	Change in market value	(4.0)	1.9	(7.5)	(8.4)	(0.7)
0.7	0.3	Net money market flows	0.3	(0.3)	0.1	—	0.7
—	—	Other	—	—	—	—	—

33.5	48.2	Ending assets under management	48.2	50.7	43.4	33.4	33.5
27.8	33.6	Affiliated retail assets under management	33.6	33.9	32.0	28.2	27.8

61.3	81.8	Total assets managed for retail customers at end of period	81.8	84.6	75.4	61.6	61.3

0.2	1.0	Net retail additions (withdrawals), excluding money market activity	1.0	0.9	0.1	(1.6)	0.2

(1)	Other activity represents transfers from (to) the Retirement Segment as a result of a change in client contract form. These assets continue to be managed by the segment and are included in Affiliated institutional assets under management above.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2009

COMBINED STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

Year-to-date		%		2008				2009
2009	2008	Change		1Q	2Q	3Q	4Q	1Q

			Revenues (1):
1,190	1,115	7%	Premiums	1,115	1,076	1,099	1,091	1,190
393	391	1%	Policy charges and fee income	391	380	313	441	393
353	343	3%	Net investment income	343	343	353	357	353
77	88	-13%	Asset management fees, commissions and other income	88	95	149	80	77

2,013	1,937	4%	Total revenues	1,937	1,894	1,914	1,969	2,013

			Benefits and Expenses (1):
1,276	1,184	8%	Insurance and annuity benefits	1,184	1,168	1,136	1,210	1,276
119	114	4%	Interest credited to policyholders’ account balances	114	113	119	117	119
51	52	-2%	Interest expense	52	50	51	62	51
(125)	(117)	-7%	Deferral of acquisition costs	(117)	(122)	(121)	(126)	(125)
136	115	18%	Amortization of acquisition costs	115	87	(37)	222	136
423	403	5%	General and administrative expenses	403	415	427	406	423

1,880	1,751	7%	Total benefits and expenses	1,751	1,711	1,575	1,891	1,880

133	186	-28%	Adjusted operating income before income taxes	186	183	339	78	133

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2009

COMBINING STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

	Three Months Ended March 31, 2009
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	1,190	160	1,030
Policy charges and fee income	393	276	117
Net investment income	353	197	156
Asset management fees, commissions and other income	77	47	30

Total revenues	2,013	680	1,333

Benefits and Expenses (1):
Insurance and annuity benefits	1,276	272	1,004
Interest credited to policyholders’ account balances	119	62	57
Interest expense	51	51	—
Deferral of acquisition costs	(125)	(115)	(10)
Amortization of acquisition costs	136	128	8
General and administrative expenses	423	242	181

Total benefits and expenses	1,880	640	1,240

Adjusted operating income before income taxes	133	40	93

	Three Months Ended March 31, 2008
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	1,115	148	967
Policy charges and fee income	391	285	106
Net investment income	343	180	163
Asset management fees, commissions and other income	88	67	21

Total revenues	1,937	680	1,257

Benefits and Expenses (1):
Insurance and annuity benefits	1,184	239	945
Interest credited to policyholders’ account balances	114	55	59
Interest expense	52	52	—
Deferral of acquisition costs	(117)	(108)	(9)
Amortization of acquisition costs	115	111	4
General and administrative expenses	403	235	168

Total benefits and expenses	1,751	584	1,167

Adjusted operating income before income taxes	186	96	90

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2009

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - INDIVIDUAL LIFE ANNUALIZED NEW BUSINESS PREMIUMS, ACCOUNT VALUE ACTIVITY, AND FACE AMOUNT IN FORCE

(in millions)

Year-to-date			2008				2009
2009	2008		1Q	2Q	3Q	4Q	1Q

		ANNUALIZED NEW BUSINESS PREMIUMS:

		Excluding corporate-owned life insurance:
4	11	Variable life	11	10	8	10	4
28	17	Universal life	17	22	21	23	28
52	51	Term life	51	52	53	53	52

84	79	Total excluding corporate-owned life insurance	79	84	82	86	84
—	—	Corporate-owned life insurance	—	—	—	—	—

84	79	Total	79	84	82	86	84

		ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL:

		Excluding corporate-owned life insurance:
22	28	Prudential Agents	28	29	26	26	22
62	51	Third party distribution	51	55	56	60	62
—	—	Corporate-owned life insurance	—	—	—	—	—

84	79	Total	79	84	82	86	84

		ACCOUNT VALUE ACTIVITY:

		Policyholders’ Account Balances (1):
7,397	6,582	Beginning balance	6,582	6,676	6,948	7,212	7,397
570	370	Premiums and deposits	370	409	372	462	570
(278)	(238)	Surrenders and withdrawals	(238)	(211)	(248)	(303)	(278)

292	132	Net sales	132	198	124	159	292
(34)	(39)	Benefit payments	(39)	(38)	(41)	(41)	(34)

258	93	Net flows	93	160	83	118	258
81	9	Interest credited and other	9	130	180	78	81
45	63	Net transfers from separate account	63	59	75	70	45
(90)	(71)	Policy charges	(71)	(77)	(74)	(81)	(90)

7,691	6,676	Ending balance	6,676	6,948	7,212	7,397	7,691

		Separate Account Liabilities:
12,848	18,585	Beginning balance	18,585	17,276	17,387	15,476	12,848
315	304	Premiums and deposits	304	311	386	409	315
(328)	(162)	Surrenders and withdrawals	(162)	(215)	(173)	(277)	(328)

(13)	142	Net sales (redemptions)	142	96	213	132	(13)
(2)	(10)	Benefit payments	(10)	(22)	(6)	17	(2)

(15)	132	Net flows	132	74	207	149	(15)
(500)	(1,183)	Change in market value, interest credited and other	(1,183)	288	(1,849)	(2,524)	(500)
(45)	(63)	Net transfers to general account	(63)	(59)	(75)	(70)	(45)
(178)	(195)	Policy charges	(195)	(192)	(194)	(183)	(178)

12,110	17,276	Ending balance	17,276	17,387	15,476	12,848	12,110

		FACE AMOUNT IN FORCE (2):

		Variable life	135,519	134,691	131,608	127,503	124,600
		Universal life	26,201	27,091	27,999	29,070	30,537
		Term life	331,139	345,467	359,887	373,927	386,218

		Total	492,859	507,249	519,494	530,500	541,354

(1)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(2)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2009

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE

(dollar amounts in millions)

Year-to-date			2008				2009
2009	2008		1Q	2Q	3Q	4Q	1Q

		Individual Life Insurance:
		Policy Surrender Experience:
256	178	Cash value of surrenders	178	196	188	240	256
5.5%	3.1%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders’ account balances, and separate account balances	3.1%	3.5%	3.5%	4.8%	5.5%

		Death benefits per $1,000 of in force (1):
4.71	3.62	Variable and universal life	3.62	4.14	3.23	3.58	4.71
1.14	1.59	Term life	1.59	1.53	1.46	0.97	1.14
3.14	2.92	Total, Individual Life Insurance	2.92	3.08	2.51	2.43	3.14

(1)	Annualized, for interim reporting periods. Amounts are stated net of reinsurance.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2009

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2008				2009
2009	2008		1Q	2Q	3Q	4Q	1Q

		GROUP INSURANCE ANNUALIZED NEW BUSINESS PREMIUMS:
210	112	Group life	112	30	70	76	210
134	114	Group disability (1)	114	17	47	26	134

344	226	Total	226	47	117	102	344

		Future Policy Benefits (2):
		Group life (3)	2,044	2,046	2,015	2,227	2,169
		Group disability (1)	774	810	865	898	1,015

		Total	2,818	2,856	2,880	3,125	3,184

		Policyholders’ Account Balances (2):
		Group life (3)	5,961	6,143	5,785	5,958	6,033
		Group disability (1)	137	149	152	172	159

		Total	6,098	6,292	5,937	6,130	6,192

		Separate Account Liabilities (2):
		Group life	19,363	17,941	19,943	19,429	20,315
		Group disability (1)	—	—	—	—	—

		Total	19,363	17,941	19,943	19,429	20,315

		Group Life Insurance:
920	949	Gross premiums, policy charges and fee income (4)	949	912	840	922	920
857	793	Earned premiums, policy charges and fee income	793	810	789	840	857
88.0%	87.1%	Benefits ratio	87.1%	89.4%	88.1%	89.9%	88.0%
8.8%	8.2%	Administrative operating expense ratio	8.2%	8.2%	9.4%	8.7%	8.8%
		Persistency ratio	94.7%	94.0%	93.6%	93.3%	95.8%

		Group Disability Insurance (1):
297	288	Gross premiums, policy charges and fee income (4)	288	238	265	241	297
290	280	Earned premiums, policy charges and fee income	280	225	259	231	290
86.2%	91.1%	Benefits ratio	91.1%	86.2%	81.5%	90.0%	86.2%
17.9%	17.4%	Administrative operating expense ratio	17.4%	22.3%	19.3%	20.8%	17.9%
		Persistency ratio	91.4%	90.4%	86.7%	85.6%	94.5%

(1)	Group disability amounts include long-term care products.
(2)	As of end of period.
(3)	Amounts as reported herein reflect certain reclassifications to conform to current reporting practices.
(4)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2009

DEFERRED POLICY ACQUISITION COSTS - INDIVIDUAL ANNUITIES, INDIVIDUAL LIFE AND GROUP INSURANCE

(in millions)

Year-to-date			2008				2009
2009	2008		1Q	2Q	3Q	4Q	1Q

		INDIVIDUAL ANNUITIES:
2,329	1,976	Beginning balance	1,976	2,093	2,199	2,294	2,329
132	163	Capitalization	163	155	149	130	132
(862)	(63)	Amortization - operating results	(63)	(76)	(121)	(119)	(862)
2	15	Amortization - realized investment gains and losses	15	(5)	10	(10)	2
(21)	2	Impact of unrealized (gains) or losses on AFS securities	2	32	57	34	(21)
1,580	2,093	Ending balance	2,093	2,199	2,294	2,329	1,580

		INDIVIDUAL LIFE INSURANCE:
4,226	3,855	Beginning balance	3,855	3,805	3,963	4,207	4,226
115	108	Capitalization	108	113	111	113	115
(128)	(111)	Amortization - operating results	(111)	(83)	40	(218)	(128)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
57	(47)	Impact of unrealized (gains) or losses on AFS securities	(47)	128	93	124	57
4,270	3,805	Ending balance	3,805	3,963	4,207	4,226	4,270

		GROUP INSURANCE:
347	321	Beginning balance	321	326	331	338	347
10	9	Capitalization	9	9	10	13	10
(8)	(4)	Amortization - operating results	(4)	(4)	(3)	(4)	(8)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

349	326	Ending balance	326	331	338	347	349

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2009

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

Year-to-date		% Change		2008				2009
2009	2008			1Q	2Q	3Q	4Q	1Q

			Revenues (1):
1,899	1,772	7%	Premiums	1,772	1,736	1,627	1,698	1,899
99	87	14%	Policy charges and fee income	87	82	83	90	99
534	462	16%	Net investment income	462	504	514	528	534
110	180	-39%	Asset management fees, commissions and other income	180	161	159	(213)	110

2,642	2,501	6%	Total revenues	2,501	2,483	2,383	2,103	2,642

			Benefits and Expenses (1):
1,501	1,413	6%	Insurance and annuity benefits	1,413	1,360	1,279	1,325	1,501
119	100	19%	Interest credited to policyholders' account balances	100	101	106	109	119
1	2	-50%	Interest expense	2	4	1	2	1
(309)	(294)	-5%	Deferral of acquisition costs	(294)	(299)	(281)	(299)	(309)
202	160	26%	Amortization of acquisition costs	160	152	144	182	202
693	681	2%	General and administrative expenses	681	686	637	797	693

2,207	2,062	7%	Total benefits and expenses	2,062	2,004	1,886	2,116	2,207

435	439	-1%	Adjusted operating income (loss) before income taxes	439	479	497	(13)	435

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2009

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

	Three Months Ended March 31, 2009
	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	1,899	1,285	614	—
Policy charges and fee income	99	78	21	—
Net investment income	534	254	272	8
Asset management fees, commissions and other income	110	25	(12)	97

Total revenues	2,642	1,642	895	105

Benefits and Expenses (1):
Insurance and annuity benefits	1,501	1,018	483	—
Interest credited to policyholders’ account balances	119	48	71	—
Interest expense	1	3	(2)	—
Deferral of acquisition costs	(309)	(219)	(90)	—
Amortization of acquisition costs	202	138	64	—
General and administrative expenses	693	360	238	95

Total benefits and expenses	2,207	1,348	764	95

Adjusted operating income before income taxes	435	294	131	10

	Three Months Ended March 31, 2008
	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	1,772	1,262	510	—
Policy charges and fee income	87	70	17	—
Net investment income	462	232	216	14
Asset management fees, commissions and other income	180	13	5	162

Total revenues	2,501	1,577	748	176

Benefits and Expenses (1):
Insurance and annuity benefits	1,413	1,001	412	—
Interest credited to policyholders’ account balances	100	43	57	—
Interest expense	2	3	(2)	1
Deferral of acquisition costs	(294)	(221)	(73)	—
Amortization of acquisition costs	160	121	39	—
General and administrative expenses	681	345	187	149

Total benefits and expenses	2,062	1,292	620	150

Adjusted operating income before income taxes	439	285	128	26

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2009

INTERNATIONAL INSURANCE SEGMENT - SUPPLEMENTARY INCOME STATEMENT INFORMATION

(Yen and Dollars in millions)

Year-to-date			2008				2009
2009	2008		1Q	2Q	3Q	4Q	1Q

		Japanese Yen Basis Results:
		Revenues (1):
¥124,975	¥117,421	Japanese insurance operations excluding Gibraltar Life	¥117,421	¥107,786	¥110,522	¥110,212	¥124,975
84,867	82,122	Gibraltar Life	82,122	86,092	84,570	83,070	84,867

209,842	199,543	Total revenues, Japan, yen basis	199,543	193,878	195,092	193,282	209,842

		Benefits and Expenses (1):
101,197	92,701	Japanese insurance operations excluding Gibraltar Life	92,701	83,323	83,006	86,952	101,197
70,551	68,126	Gibraltar Life	68,126	68,623	65,640	66,538	70,551

171,748	160,827	Total benefits and expenses, Japan, yen basis	160,827	151,946	148,646	153,490	171,748

		Adjusted operating income (2):
23,778	24,720	Japanese insurance operations excluding Gibraltar Life	24,720	24,463	27,516	23,260	23,778
14,316	13,996	Gibraltar Life	13,996	17,469	18,930	16,532	14,316

¥38,094	¥38,716	Total adjusted operating income, Japan, yen basis	¥38,716	¥41,932	¥46,446	¥39,792	¥38,094

		U.S. Dollar adjusted operating income (3):
$237	$231	Japanese insurance operations excluding Gibraltar Life	$231	$236	$252	$224	$237
131	128	Gibraltar Life	128	167	167	160	131

368	359	Total adjusted operating income, Japan, U.S. dollar basis	359	403	419	384	368
57	54	All other countries (4)	54	50	41	37	57

$425	$413	Total adjusted operating income, International Insurance segment, U.S. dollar basis	$413	$453	$460	$421	$425

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.
(2)	Adjusted operating income on yen basis excludes impact of currency hedging.
(3)	U.S. dollar adjusted operating income includes impact of currency hedging.
(4)	Results include corporate management and development expenses incurred in the U.S. related to Japanese Insurance operations excluding Gibraltar Life.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2009

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

Year-to-date			2008				2009
2009	2008		1Q	2Q	3Q	4Q	1Q

		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
1,084	953	Japan, excluding Gibraltar Life	953	859	839	924	1,084
635	527	Gibraltar Life	527	593	515	559	635
279	379	All other countries	379	366	356	305	279

1,998	1,859	Total	1,859	1,818	1,710	1,788	1,998

		Annualized new business premiums:
173	163	Japan, excluding Gibraltar Life	163	125	120	123	173
113	94	Gibraltar Life	94	148	111	101	113
47	72	All other countries	72	63	55	54	47

333	329	Total	329	336	286	278	333

		Annualized new business premiums by distribution channel:
220	235	Life Planners	235	188	175	177	220
92	88	Gibraltar Life Advisors	88	127	96	89	92
21	6	Banks	6	21	15	12	21

333	329	Total	329	336	286	278	333

		Constant exchange rate basis (2):

		Net premiums, policy charges and fee income:
995	944	Japan, excluding Gibraltar Life	944	850	850	860	995
546	542	Gibraltar Life	542	575	522	534	546
383	375	All other countries	375	374	380	400	383

1,924	1,861	Total	1,861	1,799	1,752	1,794	1,924

		Annualized new business premiums:
161	161	Japan, excluding Gibraltar Life	161	124	122	115	161
105	96	Gibraltar Life	96	147	112	99	105
63	72	All other countries	72	64	56	68	63

329	329	Total	329	335	290	282	329

		Annualized new business premiums by distribution channel:
224	233	Life Planners	233	188	178	183	224
84	90	Gibraltar Life Advisors	90	125	97	87	84
21	6	Banks	6	22	15	12	21

329	329	Total	329	335	290	282	329

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 106 per U.S. dollar; Korean won 950 per U.S. dollar. U.S. denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2009

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2008				2009
	1Q	2Q	3Q	4Q	1Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	242	244	246	248	250
Gibraltar Life	185	184	184	183	182
All other countries	107	108	108	108	108

Total	534	536	538	539	540

Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	2,232	2,258	2,288	2,313	2,353
Gibraltar Life	3,804	3,782	3,788	3,796	3,787
All other countries	1,311	1,323	1,333	1,348	1,359

Total	7,347	7,363	7,409	7,457	7,499

International life insurance policy persistency:

Excluding Gibraltar Life:
13 months	92.4%	92.0%	92.1%	92.6%	92.2%
25 months	85.9%	85.3%	85.5%	86.2%	85.0%

Gibraltar Life:
13 months	91.2%	90.8%	91.1%	91.1%	91.2%
25 months	87.2%	86.4%	85.3%	84.0%	83.4%

Number of Life Planners at end of period:
Japan	3,108	3,079	3,084	3,071	3,078
All other countries	3,030	3,100	3,183	3,294	3,319

Total life planners	6,138	6,179	6,267	6,365	6,397

Gibraltar Life Advisors	6,035	5,899	6,057	6,330	6,170

(1)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 106 per U.S. dollar; Korean won 950 per U.S. dollar. U.S. denominated activity is included based on the amounts as transacted in U.S. dollars.
(2)	Direct business only; policy count includes annuities.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2009

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	March 31, 2009				December 31, 2008
	Consolidated Portfolio	Closed Block Business	Financial Services Businesses		Consolidated Portfolio	Closed Block Business	Financial Services Businesses
			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public, available for sale, at fair value	122,634	26,789	95,845	56.7%	126,149	27,424	98,725	57.5%
Public, held to maturity, at amortized cost	3,798	—	3,798	2.2%	3,002	—	3,002	1.7%
Private, available for sale, at fair value	30,102	11,657	18,445	10.9%	30,047	11,479	18,568	10.8%
Private, held to maturity, at amortized cost	863	—	863	0.5%	806	—	806	0.5%
Trading account assets supporting insurance liabilities, at fair value	13,973	—	13,973	8.3%	13,875	—	13,875	8.1%
Other trading account assets, at fair value (1)	1,638	133	1,505	0.9%	848	120	728	0.4%
Equity securities, available for sale, at fair value	5,538	2,126	3,412	2.0%	6,059	2,400	3,659	2.1%
Commercial loans	30,622	8,669	21,953	13.0%	30,840	8,748	22,092	12.9%
Policy loans	9,681	5,451	4,230	2.5%	9,703	5,423	4,280	2.5%
Other long-term investments (2)	4,552	1,786	2,766	1.6%	4,664	1,629	3,035	1.8%
Short-term investments (3)	3,554	1,214	2,340	1.4%	4,358	1,484	2,874	1.7%

Subtotal (4)	226,955	57,825	169,130	100.0%	230,351	58,707	171,644	100.0%

Invested assets of other entities and operations (5)	9,472	—	9,472		11,674	—	11,674

Total investments	236,427	57,825	178,602		242,025	58,707	183,318

Fixed Maturities by Credit Quality (4):

		March 31, 2009					December 31, 2008
		Financial Services Businesses					Financial Services Businesses
		Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:

NAIC Rating (6) Rating Agency Equivalent
1	Aaa, Aa, A	83,691	3,361	4,100	82,952	83.3%	85,474	4,228	4,425	85,277	83.8%
2	Baa	15,156	113	2,774	12,495	12.5%	15,573	163	2,893	12,843	12.6%

Subtotal Investment Grade		98,847	3,474	6,874	95,447	95.8%	101,047	4,391	7,318	98,120	96.4%

3	Ba	3,288	18	797	2,509	2.5%	3,009	16	800	2,225	2.2%
4	B	1,864	2	679	1,187	1.2%	1,639	2	565	1,076	1.1%
5	C and lower	726	1	399	328	0.3%	379	14	123	270	0.3%
6	In or near default	326	3	197	132	0.2%	36	4	4	36	0.0%

Subtotal Below Investment Grade		6,204	24	2,072	4,156	4.2%	5,063	36	1,492	3,607	3.6%

Total		105,051	3,498	8,946	99,603	100.0%	106,110	4,427	8,810	101,727	100.0%

Private Fixed Maturities:
NAIC Rating (6) Rating Agency Equivalent
1	Aaa, Aa, A	6,482	111	387	6,206	32.1%	6,284	112	408	5,988	30.9%
2	Baa	10,852	96	1,201	9,747	50.5%	11,341	92	1,310	10,123	52.2%

Subtotal Investment Grade		17,334	207	1,588	15,953	82.6%	17,625	204	1,718	16,111	83.1%

3	Ba	2,466	18	358	2,126	10.9%	2,405	24	381	2,048	10.5%
4	B	994	—	224	770	4.0%	1,037	14	244	807	4.2%
5	C and lower	327	4	87	244	1.3%	283	7	59	231	1.2%
6	In or near default	261	7	45	223	1.2%	232	8	39	201	1.0%

Subtotal Below Investment Grade		4,048	29	714	3,363	17.4%	3,957	53	723	3,287	16.9%

Total		21,382	236	2,302	19,316	100.0%	21,582	257	2,441	19,398	100.0%

(1)	Other trading account assets, at fair value includes $786 million of asset-backed securities purchased under the Federal Reserve’s Term Asset-Backed Securities Loan Facility, which are predominately financed by non-recourse borrowings under the program.
(2)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures (other than our investment in operating joint ventures, which includes our investment in Wachovia Securities) and partnerships, investment real estate held through direct ownership, and other miscellaneous investments.
(3)	Short-term investments consist primarily of money market funds with virtually no sub-prime exposure.
(4)	Excludes (i) assets of our securities brokerage, securities trading, banking operations and real estate and relocation services, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “separate account assets” on our balance sheet.
(5)	Includes invested assets of securities brokerage, securities trading, banking operations, real estate and relocation services, and asset management operations. Excludes assets of our asset management operations managed for third parties and those assets classified as “separate account assets” on our balance sheet.
(6)	Reflects equivalent ratings for investments of international insurance operations that are not rated by United States insurance regulatory authorities. Includes, as of March 31, 2009 and December 31, 2008, respectively, 142 securities with amortized cost of $5,094 million (fair value $4,875 million) and 142 securities with amortized cost of $1,214 million (fair value, $1,054 million) that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2009

FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	March 31, 2009		December 31, 2008
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations:
Fixed maturities:
Public, available for sale, at fair value	40,350	69.9%	42,223	70.6%
Public, held to maturity, at amortized cost	3,798	6.6%	3,002	5.0%
Private, available for sale, at fair value	2,781	4.8%	2,803	4.7%
Private, held to maturity, at amortized cost	863	1.5%	806	1.3%
Trading account assets supporting insurance liabilities, at fair value	1,007	1.7%	1,077	1.8%
Other trading account assets, at fair value	429	0.7%	519	0.9%
Equity securities, available for sale, at fair value	1,730	3.0%	2,071	3.5%
Commercial loans	3,389	5.9%	3,373	5.6%
Policy loans	1,474	2.6%	1,547	2.6%
Other long-term investments (1)	1,631	2.8%	2,143	3.6%
Short-term investments	308	0.5%	266	0.4%

Total	57,760	100.0%	59,830	100.0%

	March 31, 2009		December 31, 2008
	Amount	% of Total	Amount	% of Total
Financial Services Businesses excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available for sale, at fair value	55,495	49.8%	56,502	50.5%
Public, held to maturity, at amortized cost	—	0.0%	—	0.0%
Private, available for sale, at fair value	15,664	14.1%	15,765	14.1%
Private, held to maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets supporting insurance liabilities, at fair value	12,966	11.6%	12,798	11.5%
Other trading account assets, at fair value	1,076	1.0%	209	0.2%
Equity securities, available for sale, at fair value	1,682	1.5%	1,588	1.4%
Commercial loans	18,564	16.7%	18,719	16.7%
Policy loans	2,756	2.5%	2,733	2.5%
Other long-term investments (1)	1,135	1.0%	892	0.8%
Short-term investments	2,032	1.8%	2,608	2.3%

Total	111,370	100.0%	111,814	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, and other miscellaneous investments.
(2)	Excludes (i) assets of our securities brokerage, securities trading, banking operations and real estate and relocation services, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “separate account assets” on our balance sheet.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2009

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS

(in millions)

	Three Months Ended March 31
	2009			2008
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1):
Fixed maturities	4.65%	1,456	(236)	4.77%	1,380	(385)
Equity securities	5.61%	57	(265)	4.01%	46	(56)
Commercial loans	5.64%	242	(49)	5.82%	231	1
Policy loans	4.99%	53	—	5.05%	51	—
Short-term investments and cash equivalents	0.98%	29	—	4.18%	99	—
Other investments	4.61%	46	1,175	4.99%	36	(345)

Gross investment income before investment expenses	4.54%	1,883	625	4.84%	1,843	(785)
Investment expenses	-0.16%	(54)	—	-0.15%	(80)	—

Subtotal	4.38%	1,829	625	4.69%	1,763	(785)

Investment results of other entities and operations (2)		239	(45)		358	(17)
Less, investment income relating to divested businesses		(4)			(10)

Total		2,064	580		2,111	(802)

(1)	Excludes assets of our securities brokerage, securities trading, and banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet.
(2)	Includes investment income of securities brokerage, securities trading, banking operations, real estate and relocation services, commercial loans, discontinued real estate operations, and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders.
(3)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2009

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Three Months Ended March 31
	2009			2008
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	3.07%	379	(15)	2.78%	300	(49)
Equity securities	3.06%	18	(174)	2.20%	14	(51)
Commercial loans	4.87%	41	2	4.54%	33	3
Policy loans	3.95%	15	—	3.84%	12	—
Short-term investments and cash equivalents	1.01%	4	—	1.55%	3	—
Other investments	4.55%	26	(214)	9.12%	23	(22)

Gross investment income before investment expenses	3.19%	483	(401)	2.98%	385	(119)
Investment expenses	-0.18%	(29)	—	-0.18%	(23)	—

Total	3.01%	454	(401)	2.80%	362	(119)

(1)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2009

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS

(in millions)

	Three Months Ended March 31
	2009			2008
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	5.68%	1,077	(221)	6.00%	1,080	(336)
Equity securities	9.01%	39	(91)	6.36%	32	(5)
Commercial loans	5.82%	201	(51)	6.11%	198	(2)
Policy loans	5.56%	38	—	5.57%	39	—
Short-term investments and cash equivalents	0.97%	25	—	4.45%	96	—
Other investments	4.68%	20	1,389	2.82%	13	(323)

Gross investment income before investment expenses	5.32%	1,400	1,026	5.83%	1,458	(666)
Investment expenses	-0.15%	(25)	—	-0.13%	(57)	—

Total	5.17%	1,375	1,026	5.70%	1,401	(666)

(1)	Excludes assets of our securities brokerage, securities trading, and banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet.
(2)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses. Prior periods yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2009

RECLASSIFIED FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Years ended December 31			2007				2008
2006	2005		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q

		Financial Services Businesses:
		Pre-tax adjusted operating income (loss) by division:
1,646	1,431	U.S. Retirement Solutions and Investment Management Division	489	485	431	500	358	485	(182)	(975)
774	722	U.S. Individual Life and Group Insurance Division	152	210	351	195	186	183	339	78
1,571	1,427	International Insurance and Investments Division	474	453	537	393	439	479	497	(13)
(14)	179	Corporate and other operations	(17)	(27)	(24)	(64)	(51)	(20)	(38)	(288)

3,977	3,759	Total pre-tax adjusted operating income (loss)	1,098	1,121	1,295	1,024	932	1,127	616	(1,198)
1,079	1,139	Income taxes, applicable to adjusted operating income	314	321	379	244	240	282	186	(304)

2,898	2,620	Financial Services Businesses after-tax adjusted operating income (loss)	784	800	916	780	692	845	430	(894)

		Reconciling items:
83	549	Realized investment losses, net, and related charges and adjustments	141	37	(179)	(91)	(678)	(486)	(547)	(511)
35	(33)	Investment gains (losses) on trading account assets supporting insurance liabilities, net	82	(108)	36	(10)	(262)	(123)	(534)	(815)
11	(44)	Change in experience-rated contractholder liabilities due to asset value changes	(62)	72	(6)	9	200	94	388	481
151	(232)	Divested businesses	127	90	58	(1)	(67)	10	(219)	(230)
(297)	(193)	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(91)	(96)	(82)	(68)	(36)	(32)	213	509

(17)	47	Total reconciling items, before income taxes	197	(5)	(173)	(161)	(843)	(537)	(699)	(566)
27	(499)	Income taxes, not applicable to adjusted operating income	56	(8)	(68)	(118)	(199)	(245)	(280)	(160)

(44)	546	Total reconciling items, after income taxes	141	3	(105)	(43)	(644)	(292)	(419)	(406)

2,854	3,166	Income (loss) from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	925	803	811	737	48	553	11	(1,300)
183	121	Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	48	49	45	37	19	16	(134)	(384)

3,037	3,287	Income (loss) from continuing operations attributable to Prudential Financial, Inc.	973	852	856	774	67	569	(123)	(1,684)
25	21	Earnings attributable to noncontrolling interests	29	7	22	9	24	8	5	(1)

3,062	3,308	Income (loss) from continuing operations (after-tax) of Financial Services Businesses	1,002	859	878	783	91	577	(118)	(1,685)
71	(73)	Income (loss) from discontinued operations, net of taxes	37	(29)	(4)	11	1	(3)	5	28

3,133	3,235	Net income (loss) of Financial Services Businesses	1,039	830	874	794	92	574	(113)	(1,657)
25	21	Less: Income (loss) attributable to noncontrolling interests	29	7	22	9	24	8	5	(1)

3,108	3,214	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	1,010	823	852	785	68	566	(118)	(1,656)

14.17%	13.24%	Operating Return on Average Equity (based on adjusted operating income)	14.86%	14.97%	16.87%	14.28%	12.35%	15.32%	8.02%	-16.89%

		Reconciliation to Consolidated Net Income of Prudential Financial, Inc:
3,108	3,214	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc. (above)	1,010	823	852	785	68	566	(118)	(1,656)
284	321	Net income (loss) of Closed Block Business attributable to Prudential Financial, Inc.	95	11	7	79	(8)	15	(58)	74

3,392	3,535	Consolidated net income (loss) attributable to Prudential Financial, Inc.	1,105	834	859	864	60	581	(176)	(1,582)

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2009

RECLASSIFIED FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Years ended December 31			2007				2008
2006	2005		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
		Earnings per share of Common Stock (diluted) (1)(2):
5.98	5.16	Financial Services Businesses after-tax adjusted operating income (loss)	1.67	1.72	2.00	1.72	1.57	1.96	1.02	(2.08)

		Reconciling items:
0.17	1.06	Realized investment losses, net, and related charges and adjustments	0.30	0.08	(0.39)	(0.20)	(1.52)	(1.11)	(1.28)	(1.21)
0.07	(0.06)	Investment gains (losses) on trading account assets supporting insurance liabilities, net	0.17	(0.23)	0.08	(0.02)	(0.59)	(0.28)	(1.25)	(1.93)
0.02	(0.08)	Change in experience-rated contractholder liabilities due to asset value changes	(0.13)	0.15	(0.01)	0.02	0.45	0.22	0.91	1.14
0.31	(0.45)	Divested businesses	0.27	0.19	0.12	0.00	(0.15)	0.02	(0.51)	(0.55)
0.00	(0.01)	Difference in earnings allocated to participating unvested share-based payment awards	0.00	0.00	0.00	0.00	0.01	0.00	0.00	0.00

0.57	0.46	Total reconciling items, before income taxes	0.61	0.19	(0.20)	(0.20)	(1.80)	(1.15)	(2.13)	(2.55)
0.28	(0.82)	Income taxes, not applicable to adjusted operating income	0.21	0.08	(0.07)	(0.19)	(0.41)	(0.52)	(0.84)	(0.68)

0.29	1.28	Total reconciling items, after income taxes	0.40	0.11	(0.13)	(0.01)	(1.39)	(0.63)	(1.29)	(1.87)

6.27	6.44	Income (loss) from continuing operations (after-tax) of Financial Services Businesses attributable to Prudential Financial, Inc.	2.07	1.83	1.87	1.71	0.18	1.33	(0.27)	(3.95)
0.14	(0.14)	Income (loss) from discontinued operations, net of taxes	0.07	(0.07)	(0.01)	0.02	0.00	(0.01)	0.02	0.06

6.41	6.30	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	2.14	1.76	1.86	1.73	0.18	1.32	(0.25)	(3.89)

484.2	511.8	Weighted average number of outstanding Common shares (basic)	468.4	463.7	457.0	450.4	442.1	431.9	423.8	421.3

491.4	518.3	Weighted average number of outstanding Common shares (diluted)	475.0	471.0	462.9	456.4	446.9	436.5	428.0	423.0

68	82	Direct equity adjustments for earnings per share calculation	15	14	13	11	12	14	10	19

		Earnings allocated to participating unvested share-based payment awards for earnings per share calculation (2)
25	25	Financial Services Businesses after-tax adjusted operating income	6	6	5	5	4	5	3	1
26	31	Income from continuing operations (after-tax) of Financial Services Businesses	7	6	5	5	—	4	—	1

(1)	Diluted share count used in the diluted earnings per share calculation for GAAP measures is equal to weighted average basic common shares for the three months ended September 30, 2008 and for the three months ended December 31, 2008 as all potential common shares are anti-dilutive due to the loss from continuing operations available to holders of Common Stock after direct equity adjustment. Diluted share count used in the diluted earnings per share calculation for non-GAAP measures is equal to weighted average basic common shares for the three months ended December 31, 2008 as all potential common shares are anti-dilutive due to the adjusted operating loss available to holders of Common Stock after direct equity adjustment.
(2)	Under new guidance effective January 1, 2009, U.S. GAAP requires unvested share-based payment awards that contain nonforfeitable rights to dividends to be included as participating securities in the computation of earnings per share pursuant to the two-class method. Under this method, earnings of the Financial Services Businesses are allocated between Common Stock and the participating awards, as if the awards were a second class of stock.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2009

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Years ended December 31			2007				2008
2006	2005		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
		Revenues (1):
10,287	10,128	Premiums	2,720	2,684	2,673	2,717	3,102	2,961	2,798	2,997
2,649	2,529	Policy charges and fee income	784	783	727	828	824	809	709	781
7,597	6,845	Net investment income	1,994	2,033	2,069	2,106	2,111	2,145	2,076	2,100
3,666	3,141	Asset management fees, commissions and other income	1,037	1,078	1,204	1,051	887	945	776	14

24,199	22,643	Total revenues	6,535	6,578	6,673	6,702	6,924	6,860	6,359	5,892

		Benefits and Expenses (1):
10,423	9,990	Insurance and annuity benefits	2,763	2,683	2,658	2,725	3,082	2,944	3,040	3,472
2,790	2,516	Interest credited to policyholders’ account balances	745	762	779	808	806	803	853	881
1,005	622	Interest expense	298	295	293	301	298	248	287	303
(2,037)	(1,801)	Deferral of acquisition costs	(539)	(556)	(554)	(599)	(588)	(588)	(559)	(567)
670	910	Amortization of acquisition costs	272	265	108	290	338	315	238	512
7,371	6,647	General and administrative expenses	1,898	2,008	2,094	2,153	2,056	2,011	1,884	2,489

20,222	18,884	Total benefits and expenses	5,437	5,457	5,378	5,678	5,992	5,733	5,743	7,090

3,977	3,759	Adjusted operating income (loss) before income taxes	1,098	1,121	1,295	1,024	932	1,127	616	(1,198)

		Reconciling items:
66	657	Realized investment losses, net, and related adjustments	147	41	(178)	(51)	(665)	(527)	(564)	(511)
17	(108)	Related charges	(6)	(4)	(1)	(40)	(13)	41	17	—

83	549	Total realized investment losses, net, and related charges and adjustments	141	37	(179)	(91)	(678)	(486)	(547)	(511)

35	(33)	Investment gains (losses) on trading account assets supporting insurance liabilities, net	82	(108)	36	(10)	(262)	(123)	(534)	(815)
11	(44)	Change in experience-rated contractholder liabilities due to asset value changes	(62)	72	(6)	9	200	94	388	481
151	(232)	Divested businesses	127	90	58	(1)	(67)	10	(219)	(230)
(297)	(193)	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(91)	(96)	(82)	(68)	(36)	(32)	213	509

(17)	47	Total reconciling items, before income taxes	197	(5)	(173)	(161)	(843)	(537)	(699)	(566)

3,960	3,806	Income (loss) from continuing operations before income taxes and equity in earnings of operating joint ventures	1,295	1,116	1,122	863	89	590	(83)	(1,764)
1,106	640	Income tax expense (benefit)	370	313	311	126	41	37	(94)	(464)

2,854	3,166	Income (loss) from continuing operations before equity in earnings of operating joint ventures	925	803	811	737	48	553	11	(1,300)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2009

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - CORPORATE AND OTHER OPERATIONS

(in millions)

Years ended December 31			2007				2008
2006	2005		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
		Revenues (1):
(19)	(18)	Premiums	(2)	(1)	(6)	—	(4)	(2)	(3)	(1)
(29)	(21)	Policy charges and fee income	1	(6)	(17)	(7)	(1)	(6)	(18)	(6)
790	689	Net investment income	204	182	193	180	181	143	141	114
(111)	(26)	Asset management fees, commissions and other income	(46)	(33)	(49)	(63)	(78)	(45)	(49)	(44)

631	624	Total revenues	157	142	121	110	98	90	71	63

		Benefits and Expenses (1):
44	63	Insurance and annuity benefits	12	6	13	8	22	18	32	123
(77)	(39)	Interest credited to policyholders' account balances	(26)	(30)	(34)	(36)	(43)	(46)	(51)	(52)
618	374	Interest expense	184	175	150	153	178	143	181	185
64	60	Deferral of acquisition costs	11	15	8	17	15	16	9	6
(43)	(79)	Amortization of acquisition costs	(18)	(12)	(7)	(10)	(10)	(8)	(9)	(18)
39	66	General and administrative expenses	11	15	15	42	(13)	(13)	(53)	107

645	445	Total benefits and expenses	174	169	145	174	149	110	109	351

(14)	179	Adjusted operating income (loss) before income taxes	(17)	(27)	(24)	(64)	(51)	(20)	(38)	(288)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2009

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance of our Financial Services Businesses that excludes “Realized investment gains (losses), net”, as adjusted, and related charges and adjustments; net investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contractholder liabilities due to asset value changes; results of divested businesses and discontinued operations; earnings attributable to noncontrolling interests; and the related tax effects thereof. Adjusted operating income includes equity in earnings of operating joint ventures and the related tax effects thereof. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and are adjusted for the items above as well.

Realized investment gains (losses) representing profit or loss of certain of our businesses which primarily originate investments for sale or syndication to unrelated investors, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Realized investment gains and losses from products that are free standing derivatives or contain embedded derivatives, and from associated derivative portfolios that are part of an economic hedging program related to the risk of those products, are included in adjusted operating income. Adjusted operating income excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged, as well as gains and losses on certain investments that are classified as other trading account assets and debt that is carried at fair value.

Adjusted operating income does not equate to “Income from continuing operations” as determined in accordance with GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Annualized New Business Premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Group disability amounts include long-term care products. Excess (unscheduled) and single premium business for the company’s domestic individual life and international insurance operations are included in annualized new business premiums based on a 10% credit.

4. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

5. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Attributed equity for the Financial Services Businesses represents all of the Company’s equity that is not included in the Closed Block Business or attributable to noncontrolling interests.

6. Book value per share of Common Stock:

Equity attributed to Financial Services Businesses divided by the number of Common shares outstanding at end of period, on a diluted basis.

7. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

8. Borrowings - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios, real estate, and real estate related investments held in consolidated joint ventures, as well as institutional and insurance company portfolio cash flow timing differences.

9. Borrowings - Securities Business Related:

Debt issued to finance primarily the liquidity of our broker-dealers, and our capital markets and other securities business related operations including our discontinued commercial mortgage conduit related activities.

10. Borrowings - Specified Other Businesses:

Borrowings associated with consumer banking activities, the individual annuity business, real estate franchises, and relocation services.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2009

KEY DEFINITIONS AND FORMULAS

11. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

12. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

13. Earnings Per Share of Common Stock:

Net income (loss) for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company’s methodology for the allocation of such expenses. Cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses are determined by a policy servicing fee arrangement that is based upon insurance and policies in force and statutory cash premiums. To the extent reported administrative expenses vary from these cash flow amounts, the differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments modify earnings available to holders of Common Stock and Class B Stock for earnings per share purposes. Earnings per share of Common Stock based on adjusted operating income (loss) of the Financial Services Businesses reflects these adjustments as well.

14. Full Service:

The Full Service line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available. For participants leaving these plans, a range of rollover products are provided through a broker-dealer bank.

15. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

16. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

17. Gibraltar Life Advisors:

Insurance representatives for Gibraltar Life.

18. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

19. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

20. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

21. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2009

KEY DEFINITIONS AND FORMULAS

22. International Life Planners:

Insurance agents in our insurance operations outside the United States, excluding Gibraltar Life Advisors. Excludes Life Planners associated with discontinued Philippine operations.

23. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

24. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension/postretirement benefits.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents income from continuing operations after-tax attributable to Prudential Financial, Inc. as determined in accordance with GAAP (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity (based on income from continuing operations) is .14% for the three months ended March 31, 2009, -40.28% for the three months ended December 31, 2008, -2.30% for the three months ended September 30, 2008, 11.09% for the three months ended June 30, 2008 and 1.41% for the three months ended March 31, 2008.

25. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

26. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

27. Prudential Agents:

Insurance agents in our insurance operations in the United States.

28. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

29. Ratio of capital debt to total capitalization:

For the purposes of this ratio, we measure “debt” as the sum of senior debt supporting capital needs and 25% of Junior Subordinated Notes supporting capital needs, and we measure “total capitalization” as the sum of senior debt supporting capital needs, 100% of Junior Subordinated Notes supporting capital needs, and attributed equity of the Financial Services Businesses excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits.

30. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

31. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2009

RATINGS AND INVESTOR INFORMATION

INSURANCE CLAIMS PAYING RATINGS

as of May 6, 2009

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	AA-	A2	A+
PRUCO Life Insurance Company	A+	AA-	A2	A+
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR *	A+
Prudential Annuities Life Assurance Corporation	A+	AA-	NR	A+
Prudential Retirement Insurance and Annuity Company	A+	AA-	A2	A+
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	AA-	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	AA-	A2	NR

CREDIT RATINGS:
as of May 6, 2009

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F2
Long-Term Senior Debt (1)	a-	A	Baa2	BBB
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa3	BBB-

The Prudential Insurance Company of America :
Capital and surplus notes	a	A	Baa1	A-

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1
Long-Term Senior Debt	a+	AA-	A3	A

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA-	A2	A+

*	NR indicates not rated.
(1)	Includes the retail medium-term notes program.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102	Web Site:
www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.